UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2019

 Thanksgiving Coffee Company, Inc.

(Exact name of registrant as specified in its charter)

California	033-96070-LA	94-2823626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

19100 S. Harbor Dr. Fort Bragg, CA 95437

(Address of principal executive offices, zip code)

(707) 964-0118

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCCI	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 12, 2019, Eide Bailly LLP, resigned as the independent registered public accounting firm of Thanksgiving Coffee Company, Inc. (the “Company”). Concurrent with the resignation of Eide Bailly LLP, the Company, through and with the approval of its Audit Committee, engaged Moss, Adams as its independent registered public accounting firm.

Prior to engaging Moss Adams, the Company did not consult with Moss Adams regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Moss Adams LLP on the Company’s financial statements, and Moss Adams did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

During the period from August 15, 2019 through December 12, 2019 (the date of Eide Bailly LLP’s resignation, there were no disagreements with Eide Bailly LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eide Bailly LLP would have caused it to make reference to such disagreement in any report that it would have provided while Eide Bailly was the auditor of record.

The Company provided Eide Bailly LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Eide Bailly LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated December 17, 2019, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Eide Bailly LLP to the Securities and Exchange Commission dated July 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thanksgiving Coffee Company, Inc.
Date: December 17, 2019	By:	/s/ Joan Katseff
		Name:	Joan Katseff
		Title:	Chief Executive Officer